SCHEDULE 14A
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934


Filed by the Registrant   [x]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       CORT BUSINESS SERVICES CORPORATION
               (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[  ] $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
[  ] $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
     14a-6 (i)(3).
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:1

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

                                     CORT(R)
                                BUSINESS SERVICES

                                     -------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To be held May 14, 1997


To the Stockholders of CORT BUSINESS SERVICES CORPORATION:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of the Stockholders of CORT BUSINESS SERVICES CORPORATION will be held at the Holiday Inn Fair Oaks, Fairfax, Virginia, on Wednesday, May 14, 1997, at 2:00 p.m., local time, for the purpose of:

     (1)  Electing seven directors (Proposal No. 1);

     (2)  Approving  the   appointment   of   independent   accountants  of  the
          Corporation for the fiscal year ending December 31, 1997 (Proposal No.
          2);

     (3) Approving an amendment to the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock (Proposal No. 3);

     (4) Approving the adoption of the Amended and Restated 1995 Stock-Based Incentive Compensation Plan (Proposal No. 4);

     (5) Approving the adoption of the 1997 Directors Stock Option Plan (Proposal No. 5); and

     (6) Transacting such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on March 28, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments thereof; only holders of record of stock of the Corporation on that date are entitled to notice of and to vote at the meeting and any adjournments. A list of stockholders will be available at the time and place of the meeting and, during the 10 days prior to the meeting, at the office of the Corporate Secretary, 4401 Fair Lakes Court, Suite 300, Fairfax, Virginia 22033.

     It is important that your shares be represented at the meeting regardless of the number of shares that you own. Please complete and sign the enclosed proxy card, which is being solicited by the Board of Directors of the Corporation, and return it in the enclosed postage pre-paid envelope as soon as you can, whether or not you plan to attend in person.

                                         Respectfully,

                                         FRANCES ANN ZIEMNIAK
                                         Vice President of Finance, CFO
                                         & Assistant Secretary

Dated: March 31, 1997



            4401 FAIR LAKES COURT, SUITE 300, FAIRFAX, VIRGINIA 22033

                                     CORT(R)
                               BUSINESS SERVICES

                        4401 FAIR LAKES COURT, SUITE 300
                             FAIRFAX, VIRGINIA 22033

                                    -------

                                 PROXY STATEMENT

General Information

     This proxy statement is furnished in connection with the solicitation of proxies to be used at the annual meeting of stockholders of CORT Business Services Corporation (the "Corporation" or the "Company") to be held on May 14, 1997 at 2:00 p.m., local time, and at any adjournment thereof. The form of proxy and this proxy statement are being mailed to stockholders on or about March 31, 1997. The Corporation's annual report to stockholders, including financial statements, accompanies this notice and proxy statement, but is not incorporated as part of the proxy statement and is not to be regarded as part of the proxy solicitation material.

     Proxies are solicited by the Board of Directors of the Corporation in order to provide every stockholder an opportunity to vote on all matters scheduled to come before the meeting, whether or not he or she attends the meeting in person. When the enclosed proxy card is returned properly signed, the shares represented thereby will be voted by the proxy holders named on the card in accordance with the stockholder's directions. You are urged to specify your choices by marking the appropriate boxes on the enclosed proxy card. If the proxy is signed and returned without specifying choices, the shares will be voted as recommended by the Board of Directors. A stockholder giving a proxy may revoke it at any time before it is voted at the meeting by notifying the Corporate Secretary in writing of such revocation, or by submitting another proxy bearing a later date. If you do attend, you may, if you wish, vote by ballot at the meeting, thereby canceling any proxy vote previously given.

     If a stockholder wishes to give a proxy to someone other than those designated on the proxy card, he or she may do so by crossing out the names of the designated proxies and by then inserting the name of another person(s). The signed proxy card should be presented at the meeting by the person(s) representing the stockholder.

     On March 14, 1997, there were 12,777,398 shares of Common Stock issued and outstanding, each of which is entitled to one vote.

     The holders of a majority of the outstanding shares must be present in person or by phone at the annual meeting in order to constitute a quorum for the purpose of transacting business at the meeting. Except for the election of directors, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the meeting and entitled to vote on the proposals is required to ratify and approve the proposals.
Directors are elected by a plurality of the votes cast by written ballot. Abstentions are counted in tabulations of the votes cast by stockholders on the proposals and will have the effect of a negative vote. Brokers who hold shares in street name for customers have the authority to vote only on certain routine matters in the absence of instruction from the beneficial owners. A broker non-vote occurs when the broker does not have the authority to vote on a particular proposal. Under applicable Delaware law, broker non-votes will not be counted for purposes of determining whether any proposal has been approved.

     Solicitation of proxies is made on behalf of the Board of Directors of the Corporation, and the cost of preparing, assembling, and mailing the notice of annual meeting, proxy statement, and form of proxy will be borne by the Corporation. In addition to the use of the mail, proxies may be solicited by directors, officers and regular employees of the Corporation, without additional compensation, in person or by telephone or facsimile.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The Corporation's Board of Directors consist of seven directors, whose terms expire annually.

     Unless otherwise specified by the stockholders, the shares represented by the proxies will be voted for the seven nominees for directors listed below. Keith E. Alessi, Paul N. Arnold, Bruce C. Bruckmann, Michael A. Delaney, Charles
M. Egan, Gregory B. Maffei, and James A. Urry are nominated for terms which will expire at the 1998 Annual Meeting of Stockholders. Each nominee for director has consented to his nomination as a director and, so far as the Board and Management are aware, will serve as a director if elected. The names and biographical summaries of the seven persons who have been nominated to stand for election at the 1997 Annual Meeting of Stockholders appear below.

     MR. KEITH E. ALESSI                             Director Since October 1993

     Mr. Alessi, age 42, is Chairman, Chief Executive Officer and a Director of Jackson Hewitt Inc. Mr. Alessi was Vice Chairman and Chief Financial Officer of Farm Fresh, Inc. from June 1994 through June 1996. He had previously served in various executive capacities, including President, with Farm Fresh from 1988 to 1992. Mr. Alessi was Chairman and Chief Executive Officer of Virginia Supermarkets, Inc., from 1992 to 1994. Mr. Alessi is also a Director of Farm Fresh, Inc. and Shoppers Food Warehouse, Inc.

     MR. PAUL N. ARNOLD                                Director Since March 1993

     Mr. Arnold, age 50, has been the Chief Executive Officer and a Director of the Company since July 1992. Mr. Arnold has been with the Company and Mohasco Corporation, its former parent, for 28 years and has held group management positions within the Company since 1976.

     MR. BRUCE C. BRUCKMANN                            Director Since March 1993

     Mr. Bruckmann, age 43, is currently Managing Director of Bruckmann, Rosser, Sherrill & Co., Inc. Mr. Bruckmann was a Vice President of Citicorp Venture Capital Ltd., which is an affiliate of the Company, through 1993 and a Managing Director from 1993 through 1994. He is also a Director of Mohawk Industries, Inc., AmeriSource Health Corporation, Chromcraft-Revington, Inc., Jitney-Jungle Stores of America, Inc. and Anvil Knitwear, Inc.

     MR. MICHAEL A. DELANEY                              Director Since May 1995

     Mr. Delaney, age 42, has been a Vice President of Citicorp Venture Capital Ltd., which is an affiliate of the Company, since 1989. From 1986 through 1989 he was Vice President of Citicorp Mergers and Acquisitions. Mr. Delaney is also a Director of Aetna Industries, Inc., AmeriSource Health Corporation, Ballentrae Corporation, CLARK Material Handling Corporation, Delco Remy International, Inc., Enterprise Media Inc., GVC Holdings, JAC Holdings, IKS Corporation, Palomar Technologies, Inc., SC Processing, Inc., MSX International and Triumph Holdings, Inc.

     MR. CHARLES M. EGAN                           Director Since September 1993

     Mr. Egan, age 60, has been with the Company since the acquisition of General Furniture Leasing Company in September 1993. Mr. Egan joined
     General Furniture Leasing Company in 1989 and became its President and Chief Executive Officer in 1992. From 1985 to 1989, Mr. Egan was Executive Vice President of Mohasco Corporation. Mr. Egan was President of CORT Furniture Rental Corporation from 1980-1985.

     MR. GREGORY B. MAFFEI                          Director Since November 1995

     Mr. Maffei, age 36, is Vice President, Corporate Development and Treasurer of Microsoft Corporation. He joined Microsoft in April 1993 and has served as Treasurer since 1994. Before joining Microsoft, he was self-employed from September 1992 to March 1993, serving as a consultant for various companies including Microsoft. From January 1991 to August 1992, he served as Executive Vice President and Chief Financial Officer of Pay 'N Pak
     Stores, Inc. Prior thereto, Mr. Maffei was a Vice President of Citicorp Venture Capital Ltd., which is an affiliate of the Company. Mr. Maffei is also a Director of Mobile Telecommunications Technologies Corporation
     (Mtel) and Citrix Systems, Inc.

     MR. JAMES A. URRY                                 Director Since March 1993

     Mr. Urry, age 43, has been with Citibank, N.A. since 1981 serving as a Vice President since 1986. He has been a Vice President of Citicorp Venture Capital Ltd., which is an affiliate of the Company, since 1989. He is also a Director of AmeriSource Health Corporation, CLARK Material Handling Corporation, Hancor Holding Corporation, IKS Corporation, Palomar Products Inc., Recreation Vehicle Product Company and York International Corporation.

     Although the Board of Directors and Management do not contemplate that any of the nominees will be unable to serve, in the event that prior to the meeting any of the nominees become unable to serve because of special circumstances, the shares of stock represented by the proxies will be voted for the election of a nominee who shall be designated by the Board.

     The Board of Directors recommends that stockholders vote FOR the election of Messrs. Alessi, Arnold, Bruckmann, Delaney, Egan, Maffei and Urry.

                                 PROPOSAL NO. 2
            APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Unless otherwise specified by the stockholders, the shares of stock represented by the proxies will be voted for the approval of the appointment of KPMG Peat Marwick LLP, a firm of independent accountants, to audit and report upon the financial statements of the Corporation for the fiscal year 1997. KPMG Peat Marwick LLP has been the independent accountants of CORT Furniture Rental Corporation since 1972 and the Company since its formation in March 1993. In the opinion of the Board of Directors and Management, KMPG Peat Marwick LLP is well qualified to act in this capacity.

     A representative of KPMG Peat Marwick LLP is expected to be present at the annual meeting. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. The Corporation has been advised by KPMG Peat Marwick LLP that the firm has no financial interest, direct or indirect, in the Corporation, other than serving as independent accountants during the period stated.

     The Board of Directors recommends that stockholders vote FOR the approval of the appointment of KPMG Peat Marwick LLP as independent accountants.

                                 PROPOSAL NO. 3
            APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION
           TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has approved and recommends that the stockholders authorize an amendment to the first paragraph of Article 4 of the Company's Restated Certificate of Incorporation (the "Charter") to increase the number of shares of each class of Common Stock, par value $.01 per share (together, the "Stock"), which the Company is authorized to issue from 15,500,000 to 20,000,000 per class.

     The Company's authorized capital stock currently consists of 15,500,000 shares of Common Stock, par value $.01 per share, and 15,500,000 shares of Class B Common Stock, par value $.01 per share. All shares of Common Stock and Class B Common Stock are identical and entitle the holders to the same rights and privileges, except that the Class B Common Stock has no voting rights. No shares of Class B Common Stock have been issued or are outstanding. As of March 14, 1997, 12,777,398 shares of Common Stock had been issued, all of which were outstanding and none were held in the treasury of the Company. Therefore, on March 14, 1997, there were 2,722,602 unissued shares of Common Stock available for issuance without further action by the stockholders. The Common Stock and Class B Common Stock are each convertible into the other class of stock on a share for share basis, subject to certain limitations. As a result, the Company has reserved a number of unissued shares of each class equal to the number of outstanding shares of the other class.

     The additional shares of Stock for which authorization is sought would be a part of the existing classes of Stock and, if and when issued, would have the same rights and privileges as the shares of Stock currently outstanding. The shares of Stock now outstanding do not entitle the holders to preemptive or subscription rights to purchase additional shares of Stock. The amendment would make no change in any respect with regard to the rights and privileges of shares of Stock. The text of the proposed amendment is set forth in Appendix A.

Reasons for and Effects of the Amendment

     The Company currently has no plans, agreements or understandings for the issuance of additional shares of Stock except upon conversion of outstanding convertible securities and as required under existing director stock option, employee compensation and stock option plans. The Board believes that having additional authorized shares of Stock available for issuance as the need may arise will give the Company more financial flexibility, without the expense and delay of a special stockholders' meeting, in connection with these possible issuances and potential equity financings, future opportunities to expand the business through investments or acquisitions, stock dividends and splits, new management incentive and employee benefit plans and sales to employee savings plans. The additional shares of Stock will be available without further action by the stockholders, unless such action is required by applicable law, the rules of any stock exchange on which the Company's securities may then be listed or the Company's Charter.

     Neither the Board nor management is considering the use of Stock to assume control of the Company or to hinder an attempt to remove the incumbent management of the Company, and neither is aware of any specific efforts to accumulate Stock, to obtain control of the Company or to remove management.

     The proposed increase in the number of authorized shares of Stock is not intended to deter or prevent a change in control. Moreover, the Company has elected not to be subject to Section 203 of the Delaware General Corporation Law, rendering such anti-takeover statute inapplicable to the Company. Had the Company not so elected, Section 203 would generally preclude a person who acquires fifteen percent (15%) or more of the voting stock of the Company from effecting a merger or certain other business combinations with the Company for three (3) years after such acquisition without the prior approval of the Board. Although the Board has no current intention of doing so, the Company's authorized but unissued Stock could be issued in one or more transactions that would make a takeover of the Company more difficult or costly, and therefore, less likely. Issuing additional shares of Stock would also have the effect of diluting the stock ownership of persons seeking to obtain control of the Company. The proposed amendment to the Charter is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company, nor is the Board currently proposing to stockholders any anti-takeover measures.

     The New York Stock Exchange, on which the issued shares of the Company's Common Stock are listed, currently requires, as a precondition for listing any additional shares, the approval of the stockholders prior to any issuances by the Company of Stock, or securities convertible into or exercisable for Stock, having voting power at least equal to twenty percent (20%) of the aggregate voting power outstanding prior to the issuance of such stock or which would otherwise result in a change in control of the Company.

     The Board of Directors recommends that stockholders vote FOR this proposal to amend the Charter as set forth above.

                                 PROPOSAL NO. 4
                      APPROVAL OF THE AMENDED AND RESTATED
                  1995 STOCK-BASED INCENTIVE COMPENSATION PLAN

     In 1995, the Board of Directors adopted and the Company's stockholders approved the 1995 Stock-Based Incentive Compensation Plan (the "Original 1995 Employee Plan"). The Original 1995 Employee Plan became effective October 31, 1995.

     Awards under the Original 1995 Employee Plan may be made to officers and key employees of the Company in the form of 1995 Plan Stock Options, Restricted Stock, Deferred Stock and Stock Appreciation Rights (each, an "Award"). The aggregate maximum number of shares of Common Stock available for Awards under the Original 1995 Employee Plan is 577,427 shares. No Awards can be made under the Original 1995 Employee Plan after October 31, 1997. On March 18, 1997, the last reported sales price of the Common Stock on the New York Stock Exchange was $24.875.

Proposed Amended and Restated 1995 Employee Plan

     The Board of Directors has approved, subject to stockholder approval, the Amended and Restated 1995 Employee Plan (the "Amended 1995 Employee Plan") which amends and restates the Original 1995 Employee Plan to provide for (i) an increase in the total number of shares of Common Stock available as Awards under the Original 1995 Employee Plan from 577,427 to 1,210,000, (ii) an extension of the expiration date of the Original 1995 Employee Plan to the date immediately preceding the tenth anniversary of the effective date of the Amended 1995 Employee Plan and (iii) the transferability of certain 1995 Plan Stock Options, whether awarded under the Original 1995 Employee Plan or the Amended 1995
Employee Plan, by a plan participant to certain family members of such participant and trusts established for the benefit of such family members. Proposal No. 4 seeks stockholder approval of the Amended 1995 Employee Plan.

     The Board of Directors considers the amendments necessary for the attraction and retention by the Company of valued employees by ensuring that additional Awards beyond those authorized under the Original 1995 Employee Plan can be made and that holders of 1995 Plan Stock Options, whether awarded under the Original 1995 Employee Plan or the Amended 1995 Employee Plan, may transfer such options for estate tax planning purposes.

Summary of the Proposed Amended and Restated 1995 Employee Plan

     The following summary describes features of the Amended 1995 Employee Plan. This summary is qualified in its entirety by reference to the specific provisions of the Amended 1995 Employee Plan, the full text of which is set forth as Appendix B.

     Purpose. The purpose of the Amended 1995 Employee Plan is to assist the Company, its subsidiaries and affiliates in attracting and retaining valued employees by offering them a greater stake in the Company's success and a closer identity with it, and to encourage ownership of the Company's stock by such employees.

     Administration. The Amended 1995 Employee Plan will be administered by a committee of three or more persons designated by the Board of Directors (the "Compensation Committee"), all of whom are Non-Employee Directors and Outside Directors (as such terms are defined in the Amended 1995 Employee Plan). The Compensation Committee has the power and authority to, among other things, (i) interpret and administer the Amended 1995 Employee Plan, (ii) adopt regulations for carrying out the Amended 1995 Employee Plan, (iii) make changes in such regulations as it shall, from time to time, deem advisable, (iv) select the employees to whom Awards will be granted (each a "Participant" and collectively, "Participants"), (v) determine the type and amount of Awards to be granted to each Participant and (vi) establish the terms and conditions of Awards under the Amended 1995 Employee Plan.

     Eligibility. Any officer or other key employee of the Company, its subsidiaries or affiliates, including a director who is such an employee, is eligible to participate in the Amended 1995 Employee Plan. As of March 18, 1997, there were approximately 100 employees eligible to participate in the Original 1995 Employee Plan, of whom approximately 85 were Participants. Participation in the Amended 1995 Employee Plan is at the discretion of the Compensation Committee and shall be based upon an employee's present and potential contributions to the success of the Company, its subsidiaries and affiliates and such other factors as the Compensation Committee deems relevant.

     Awards under the Amended 1995 Employee Plan. Awards under the Amended 1995 Employee Plan may be in the form of 1995 Plan Stock Options, Restricted Stock, Deferred Stock and Stock Appreciation Rights.

     Deferred and Restricted Stock
     -----------------------------

     The Compensation Committee may grant shares of Common Stock in the form of either Deferred Stock or Restricted Stock. In a Deferred Stock award, the Company agrees to deliver, subject to certain conditions, a fixed number of shares of Common Stock at the end of a specified deferral period or periods. During such period, the Participant has no rights as a stockholder with respect to any such shares. Amounts equal to any dividends declared during the deferral period with respect to such Deferred Stock will either be paid to the Participant, reinvested in additional shares of Deferred Stock or otherwise reinvested, as determined by the Compensation Committee at the time of the award. Shares of Common Stock awarded pursuant to a Deferred Stock award shall be issued at the end of a deferral period as specified in the Deferred Stock agreement evidencing such Award, subject to adjustment by the Compensation Committee.

     In a Restricted Stock award, the Compensation Committee grants to a Participant shares of Common Stock that are subject to certain restrictions, including forfeiture of such stock upon the happening of certain events. During the restriction period, holders of Restricted Stock have the right to receive dividends from and to vote the shares of Restricted Stock. Shares of Common Stock awarded pursuant to a Restricted Stock award shall be issued on the grant date, held in escrow by or on behalf of the Company and delivered to the Participant at the end of a restriction period as specified in the Restricted Stock agreement evidencing such Award, subject to adjustment by the Compensation Committee.

     1995 Plan Stock Options
     -----------------------

     1995 Plan Stock Options may be either incentive stock options ("ISOs") or non-qualified stock options ("Non-Qualified Options"). ISOs are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Unless a 1995 Plan Stock Option is specifically designated at the time of grant as an ISO, 1995 Plan Stock Options will be Non-Qualified Options. No 1995 Plan Stock Option is exercisable sooner than six months from the date granted.

     Stock Appreciation Rights
     -------------------------

     The Compensation Committee may grant stock appreciation rights ("SARs") in tandem with all or a portion of a related 1995 Plan Stock Option under the Amended 1995 Employee Plan (a "Tandem SAR") or may grant SARs separately (a "Freestanding SAR"). Each SAR entitles the holder to receive payment in cash, in shares of Common Stock, Restricted Stock or Deferred Stock, or any combination thereof, as determined by the Compensation Committee, equal to the excess of the fair market value on the date of exercise of the shares of Common Stock covered by the SAR over the base price of the SAR. The base price of a Tandem SAR is the option price under the related 1995 Plan Stock Option. The base price of a Freestanding SAR is at least 100% of the fair market value of the Common Stock on the date of grant of the Freestanding SAR. A Tandem SAR may be granted either at the time of the grant of the 1995 Plan Stock Option or at any time thereafter during the term of the option and is exercisable only to the extent that the related 1995 Plan Stock Option is exercisable. No SAR is exercisable sooner than six months from the date granted.

     The exercise of either a Tandem SAR or a 1995 Plan Stock Option related to a Tandem SAR, as to some or all of the shares of Common Stock covered by such grant, automatically cancels to the extent of the number of shares of Common Stock actually covered by such exercise, the number of shares covered respectively by the related 1995 Plan Stock Option or Tandem SAR.

     Exercise Price. The exercise price of 1995 Plan Stock Options will be determined by the Compensation Committee, although the exercise price of an ISO shall be at least 100% of the fair market value of a share of Common Stock on the date the ISO is granted, or at least 110% of the fair market value of a share of Common Stock on the date the ISO is granted if the receiving Participant owns, directly or indirectly, shares constituting more than 10% of the total combined voting power of all classes of capital stock of the Company (a "Ten Percent Holder").

     Form of Consideration. Upon the exercise of a 1995 Plan Stock Option, the Participant shall pay the option price of the shares of Common Stock in full in cash at the time of exercise or, with the consent of the Compensation Committee, in whole or in part in (i) Common Stock valued at fair market value on the exercise date or (ii) Restricted Stock based on the fair market value of the Restricted Stock on the exercise date.

     Term of 1995 Plan Stock Option. The term of each 1995 Plan Stock Option shall be ten years from the date such option was granted. In the case of an ISO granted to a Ten Percent Holder, the term shall be five years from the date of grant.

     Termination of Employment. In the event that a Participant's employment is terminated by reason of death, any 1995 Plan Stock Option or SAR granted to such Participant may be exercised, to the extent exercisable at the time of death or otherwise permitted by the Compensation Committee, by the Participant's transferee or legal representative for the earlier of six months from the date of death or the expiration of the term of such option or SAR. Moreover, in the event that a Participant's employment is terminated by reason of disability or retirement, any unexercised 1995 Plan Stock Option or SAR granted to such Participant may be exercised, to the extent exercisable at time of termination or otherwise permitted by the Compensation Committee, for the earlier of three months from the date of such termination or the expiration of the term of such option or SAR. If a Participant's employment is terminated for any reason other than death, disability or retirement, all unexercised 1995 Employee Stock Options or SARs awarded to the Participant terminate as of such termination date.

     In the event that a Participant's employment is terminated by reason of death, disability, retirement, or otherwise, any Deferred Stock or Restricted Stock granted to such Participant is subject to the terms of the corresponding Deferred Stock agreement or Restricted Stock agreement, respectively.

     Rights of Participants. Nothing in the Amended 1995 Employee Plan, any Award or agreement related thereto shall confer upon any Participant any right to continued employment with the Company, its subsidiaries or affiliates, nor interfere with the right of the Company or a subsidiary to terminate the employment of any Participant at any time.

     Non-Assignability. No Award shall be transferable otherwise than by will or the laws of descent and distribution; provided, however, that 1995 Plan Stock Options (other than ISOs) may be pledged, assigned or transferred (i) during the Participant's lifetime by such Participant to certain members of his or her family, certain trusts for their benefit and certain corporations, partnerships and other entities of which such family members own, directly or indirectly, all of the equity interests in such entity (each, a "Permitted Transferee"), (ii) by a Permitted Transferee to another Permitted Transferee or (iii) as otherwise permitted by the Compensation Committee; provided, further, that any such transfer shall comply with all terms and conditions established by the Compensation Committee.

     Adjustments Upon Changes in Capitalization. In the event of a reorganization, merger, consolidation, recapitalization, spin-off, split-off, split-up, issuance of stock rights, stock dividend, combination of shares, stock split or any other change in the corporate structure of the Company affecting the Common Stock, or any distribution to stockholders other than a cash dividend, the Board of Directors shall make the adjustments in the number and kind of shares authorized by the Amended 1995 Employee Plan and any adjustments to outstanding Awards as it determines appropriate. No fractional shares of Common Stock shall be issued in connection with an Award pursuant to any such adjustment.

     Amendment and Termination of the Amended 1995 Employee Plan. The Board of Directors may amend, suspend or terminate the Amended 1995 Employee Plan at any time. Termination of the Amended 1995 Employee Plan shall not affect Awards outstanding under such plan at the time of termination.

     Expiration. Unless terminated earlier by the Board of Directors, the Amended 1995 Employee Plan shall terminate on the date immediately preceding the tenth anniversary of its effective date.

     Certain Federal Income Tax Consequences. The following description of certain income tax consequences of the Amended 1995 Employee Plan is based upon current statutes, regulations and interpretations and does not include state or local income tax consequences. This description is for general informational purposes only and is not intended to address specific tax consequences that may be applicable to a Participant who receives an Award based on his or her particular circumstances.

     Deferred Stock
     --------------

     A Participant realizes no taxable income and the Company is not entitled to a deduction when a Deferred Stock award is made. When the deferral period for the award ends and the shares of Common Stock are delivered to the Participant, the Participant will realize ordinary income equal to the fair market value of the shares at that time, and, provided the applicable conditions of Section 162(m) of the Code are met (see discussion below), the Company will be entitled to a corresponding deduction. A Participant's tax basis in shares of Common Stock delivered at the end of a deferral period will be equal to the fair market value of such shares when delivered to the Participant. Upon sale of the shares, the Participant will realize short-term or long-term capital gain or loss (assuming the shares are held as a capital asset), depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the Participant's hands. Amounts paid with respect to dividends on the Deferred Stock during the deferral period will likewise be treated as compensation income when received by the Participant.

     Restricted Stock
     ----------------

     Shares of Restricted Stock received pursuant to awards under which the Participant may forfeit the shares to the Company upon certain events (such as the Participant's voluntary termination of employment during the restriction period or the failure to meet certain performance goals) will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a Participant who receives such shares of Restricted Stock does not make the election described below pursuant to Section 83(b) of the Code, the Participant realizes no taxable income when the shares of Restricted Stock are deposited in escrow for the benefit of the Participant and the Company is not entitled to a deduction. When the forfeiture restrictions with respect to the Restricted Stock lapse, the Participant will realize ordinary income equal to the fair market value of the shares at that time, and, provided the applicable conditions of
Section 162(m) of the Code are met, the Company will be entitled to a corresponding deduction. Dividends paid with respect to shares of Restricted Stock for which no Section 83(b) election has been made will be treated as compensation income received by the Participant. A Participant's tax basis in shares of Restricted Stock for which no Section 83(b) election has been made will be equal to their fair market value when the forfeiture restrictions lapse, and the Participant's holding period for the shares will begin when the forfeiture restrictions lapse. Upon sale of the shares, the Participant will realize short-term or long-term capital gain or loss (assuming the shares are held as a capital asset), depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the Participant's hands.

     Participants receiving shares of Restricted Stock that are subject to a substantial risk of forfeiture may, instead, make an election under Section 83(b) of the Code with respect to the shares (a "Section 83(b) election"). By making a Section 83(b) election, the Participant elects to realize compensation income with respect to the shares when the shares are placed in escrow for the benefit of the Participant rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value (determined without regard to restrictions other than those which will lapse) of the shares when such shares are placed in escrow for the benefit of the Participant, and the Company will be entitled to a corresponding compensation deduction at that time (subject to any applicable limitations under Section 162(m) of the Code). By making a Section 83(b) election, the Participant will realize no additional compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize gain or loss with respect to the shares when they are sold. Dividend payments received with respect to shares of Restricted Stock for which a Section 83(b) election has been made will be treated as dividend income, assuming the Company has adequate current or accumulated earnings and profits. The Participant's tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value (determined without regard to restrictions other than those which will lapse) when placed in escrow for the benefit of the Participant, and the Participant's holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to the Company, the Participant will not be entitled to claim a loss with respect to the shares to the extent of the income realized by the Participant upon the making of the
Section 83(b) election. To make a Section 83(b) election, a Participant must file an appropriate form of election with the Internal Revenue Service and with his or her employer, each within 30 days after shares of Restricted Stock are placed in escrow for the benefit of the Participant, and the Participant must also attach a copy of his or her election to his or her federal income tax return for the year in which the shares are received.

     Non-Qualified Options
     ---------------------

     A Participant realizes no taxable income and the Company is not entitled to a deduction when a Non-Qualified Option is granted. Upon exercise of a Non-Qualified Option, a Participant will realize ordinary income (even if the Non-Qualified Option has been transferred to a Permitted Transferee) equal to the excess of the fair market value of the shares received over the exercise price of the Non-Qualified Option, and, provided the applicable conditions of
Section 162(m) of the Code are met, the Company will be entitled to a corresponding deduction. A holder's tax basis in the shares of Common Stock received upon exercise of a Non-Qualified Option will be equal to the fair market value of such shares on the exercise date, and the holder's holding period for such shares will begin at that time. Upon sale of the shares of Common Stock received upon exercise of a Non-Qualified Option, the holder will realize short-term or long-term capital gain or loss (assuming the shares are held as a capital asset), depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the holder's tax basis in such shares.

     Under the Amended 1995 Employee Plan, Non-Qualified Options may, with the consent of the Compensation Committee, be exercised in whole or in part with shares of Common Stock held by the holder. Although a Participant will recognize compensation income in connection with such an exercise as described above, the holder will recognize no gain or loss with respect to the shares of Common Stock surrendered, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. Shares of Common Stock received in excess of the number of shares surrendered will have a tax basis equal to their fair market value on the date of the exercise of the Non-Qualified Option.

     ISOs
     ----

     A Participant realizes no taxable income and the Company is not entitled to a deduction when an ISO is granted or exercised. Provided the Participant meets the applicable holding period requirements for the shares received upon exercise of an ISO (two years from the date of grant of the ISO and one year from the date of exercise of the ISO), gain or loss realized by a Participant upon sale of the shares received upon exercise of an ISO will be long-term capital gain or loss (assuming the shares are held as a capital asset), and the Company will not be entitled to a deduction. If, however, the Participant disposes of the shares before meeting the applicable holding period requirements (a "disqualifying disposition"), the Participant will realize ordinary income at that time equal to the excess of the amount realized upon such disposition (or, if less, the fair market value of the shares at the time of exercise of the ISO) over the exercise price of the ISO, and the Company will be entitled to a corresponding deduction (subject to any applicable limitations under Section 162(m) of the Code). Any amount realized upon a disqualifying disposition of the shares in excess of the fair market value of the shares on the exercise date of the ISO will be treated as capital gain (assuming the shares are held as a capital asset) and will be treated as long-term capital gain if the shares have been held for more than one year.

     Under the Amended 1995 Employee Plan, ISOs may, with the consent of the Compensation Committee, be exercised in whole or in part with shares of Common Stock held by the Participant. The Participant will recognize no gain or loss with respect to the shares of Common Stock surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares), and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. Shares of Common Stock received in excess of the number of shares surrendered will have a tax basis of zero (assuming the applicable holding period for those shares continues to be met).

     SARs
     ----

     A Participant realizes no taxable income and the Company is not entitled to a deduction when a SAR is granted. Upon exercising a SAR, a Participant will realize ordinary income in an amount equal to the cash or the fair market value of the stock received (assuming such shares are not Restricted Stock or Deferred Stock subject to the rules described above) and, provided the applicable conditions of Section 162(m) are met, the Company will be entitled to a corresponding deduction.

     Section 162(m) Limitations on Compensation Deductions
     -----------------------------------------------------

     Pursuant to Section 162(m) of the Code, a publicly-held corporation may be denied a deduction for compensation paid in any one taxable year in excess of $1 million to a "covered employee" unless the compensation properly qualifies as "performance based compensation" subject to certain requirements. A covered employee for this purpose is the chief executive officer of the corporation and each of the four other most highly compensated officers of the corporation, as reported to shareholders under the Securities Exchange Act of 1934, as amended. The Company expects that grants of Awards to persons who may be covered employees will meet the applicable requirements for performance based compensation and that, as a result, compensation that is otherwise deductible under the Code will not be subject to limitation under Section 162(m) of the Code.

     Withholding
     -----------

     Participants shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Award, the exercise thereof and the transfer of shares of Common Stock pursuant to the Amended 1995 Employee Plan. Such responsibility shall extend to all applicable Federal, state, local or foreign withholding taxes. In the case of the payment of Awards in Common Stock or the exercise of 1995 Plan Stock Options or SARs, the Company shall, at the election of the Participant, have the right to retain the number of shares of Common Stock whose fair market value equals the withholding tax obligation of such Participant.

     New Plan Benefits Table. The benefits to be awarded under the Amended 1995 Employee Plan are not determinable. However, the Amended 1995 Employee Plan is substantially similar to the Original 1995 Employee Plan. Information regarding stock options awarded during the fiscal year 1996 to certain executive officers of the Company under the Original 1995 Employee Plan is included under the heading Stock Options - Options Granted in this proxy statement.

     The Board of Directors recommends that stockholders vote FOR this proposal to adopt the Amended and Restated 1995 Stock-Based Incentive Compensation Plan.

                                 PROPOSAL NO. 5
                APPROVAL OF THE 1997 DIRECTORS STOCK OPTION PLAN

     The Board of Directors has adopted, subject to stockholder approval, the 1997 Directors Stock Option Plan (the "1997 Directors Plan"). The 1997 Directors Plan provides for the granting of Non-Qualified Options (the "1997 Directors Options") to acquire up to approximately 50,000 shares of Common Stock to non-employee directors of the Company. On March 18, 1997, the last reported sales price of the Common Stock on the New York Stock Exchange was $24.875. Currently, five of the seven members of the Board of Directors are eligible to receive awards under the 1997 Directors Plan.

     The Company believes that the 1997 Directors Plan will assist the Company in attracting and retaining the services of experienced and knowledgeable independent directors and provide additional incentives for such independent directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of Common Stock.

Summary of the 1997 Directors Plan

     The following summary describes features of the 1997 Directors Plan. This summary is qualified in its entirety by reference to the specific provisions of the 1997 Directors Plan, the full text of which is set forth as Appendix C.

     Purpose. The purpose of the 1997 Directors Plan is to assist the Company in attracting and retaining services of experienced and knowledgeable independent directors of the Company for the benefit of the Company and its stockholders and provide additional incentives for such independent directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of Common Stock.

     Administration. The 1997 Directors Plan shall be administered by a committee of two or more persons designated by the Board of Directors (the "Directors Plan Committee"), each of whom shall be a director of the Company and an employee of the Company or any subsidiary of the Company and therefore shall not be eligible to participate in the 1997 Directors Plan. The Directors Plan Committee shall have full power to interpret and administer the 1997 Directors Plan, full authority to act in determining the terms and conditions of 1997 Directors Options and the power to adopt regulations, and amend such regulations, for carrying out the 1997 Directors Plan, including, without limitation, the power, unilaterally and without approval of a plan participant, to amend, in certain circumstances, an existing 1997 Directors Option; provided, however, that any amendment must comply with the requirements of the 1997 Directors Plan and the rules and regulations promulgated by the Securities and Exchange Commission under Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

     Eligibility. All members of the Board of Directors who are not employees of the Company or a subsidiary ("Non-Employee Directors") on the business day immediately following the Company's Annual Meeting of Stockholders for calendar years 1997, 1998, 1999, 2000 and 2001 (each, a "Grant Date"), beginning with the 1997 Annual Meeting, shall be eligible to participate in the 1997 Directors Plan.

     Grant of Options. Awards under the 1997 Directors Plan shall consist of the grant from the Company to each Non-Employee Director who is in office on a Grant Date of an option to purchase 2,000 shares of Common Stock. The 1997 Directors Options will vest ratably over a three (3) year period.

     Exercise Price. The exercise price for 1997 Directors Options shall be equal to the fair market value of a share of Common Stock on the Grant Date. If the Common Stock is publicly traded, then the fair market value per share on any Grant Date shall be the closing price of actual sales of shares of Common Stock on the principal national securities exchange on which the Common Stock is listed, or if not listed, as reported on the National Association of Securities Dealers Automated Quotation System, on such date or, if the Common Stock was not traded or reported on such date, on the last preceding day on which the Common Stock was traded or reported.

     Form of Consideration. The 1997 Directors Plan permits payment for shares issued upon exercise of a 1997 Directors Option to be made in cash or, with the consent of the Directors Plan Committee and if not prohibited by the Company's and its subsidiaries' financing agreements, in Common Stock owned by such Non-Employee Director for at least six (6) months, or such shorter period as the Directors Plan Committee may determine, valued at its fair market value on the date of exercise.

     Term of Option. The term of each 1997 Directors Option shall be ten (10) years.

     Termination of Membership on Board of Directors. If a Non-Employee Director ceases to be a member of the Board of Directors for any reason prior the date on which a Directors Plan Option becomes fully vested, the shares of Common Stock subject to such option which are not vested shall be forfeited and such Non-Employee Director shall not have further rights to exercise such option. Moreover, a person is eligible for a grant of a 1997 Directors Option only if he or she is serving as a Non-Employee Director on the applicable Grant Date.

     Non-Assignability. No option shall be transferable otherwise than by will or the laws of descent and distribution; provided, however, that 1997 Directors Options may be pledged, assigned or transferred (i) during the Non-Employee Director's lifetime by such director to certain members of his or her family, certain trusts for their benefit and certain corporations, partnerships and other entities of which such family members own, directly or indirectly, all of the equity interests in such entity (each, a "Permitted Transferee"), (ii) by a Permitted Transferee to another Permitted Transferee or (iii) as otherwise permitted by the Directors Plan Committee; provided, further, that any such transfer shall comply with all terms and conditions established by the Directors Plan Committee.

     Adjustments Upon Changes in Capitalization. In the event that the Common Stock changes by reason of any stock dividend, spin-off, recapitalization, stock split or combination or exchange of shares, merger, reorganization or consolidation in which the Company is the surviving company, reclassification or change in par value or any other extraordinary or unusual event affecting the outstanding Common Stock without the Company's receipt of consideration, or if the value of outstanding shares of the Common Stock is substantially reduced as a result of a spin-off or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Common Stock available for the 1997 Directors Options, the number of shares covered by outstanding 1997 Directors Options, the kind of shares issued under the 1997 Directors Plan and the exercise price per share of each 1997 Directors Option may be adjusted by the Directors Plan Committee to preclude, to the extent possible, the enlargement or dilution of rights and benefits under such 1997 Directors
Options.   Any  fractional  shares  resulting  from  such  adjustment  shall  be eliminated.

     Amendment and Termination of the 1997 Directors Plan. The Board of Directors may amend or terminate the 1997 Directors Plan at any time. No such action by the Board of Directors shall materially impair a grantee's rights under a previously granted 1997 Directors Option unless the grantee consents or the Directors Plan Committee acts to remain in compliance with all applicable laws and approvals of governmental or regulatory agencies. Termination of the 1997 Directors Plan shall not impair the Directors Plan Committee's power and authority with respect to an outstanding 1997 Directors Option. Whether or not the 1997 Directors Plan has terminated, the Directors Plan Committee may terminate or amend an outstanding 1997 Directors Option upon the agreement between the Company and the grantee or to remain in compliance with all applicable laws and approvals of governmental or regulatory agencies.

     Expiration. Unless terminated or extended earlier, the 1997 Directors Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date.

     Certain Federal Income Tax Consequences. The following description of certain income tax consequences of the 1997 Directors Plan is based on current statutes, regulations and interpretations and does not include state or local income tax consequences. This description is for general informational purposes only and is not intended to address specific tax consequences that may be applicable to a Non-Employee Director who receives a 1997 Directors Option based on his or her particular circumstances.

     All 1997 Directors Options to be granted under the 1997 Directors Plan are intended not to qualify as "incentive stock options" as that term is defined in
Section 422 of the Code. Neither the Non-Employee Director nor the Company will incur any federal income tax consequences as a result of the grant of a 1997
Directors Option under the 1997 Directors Plan. Upon the exercise of a 1997 Directors Option, the difference between the exercise price and the fair market value of the shares on the date of exercise will be taxable as ordinary income to the Non-Employee Director (even if the 1997 Directors Option has been transferred to a Permitted Transferee).

     At the time of a subsequent sale of any shares of Common Stock obtained upon the exercise of a 1997 Directors Option under the 1997 Directors Plan, any gain or loss will be a capital gain or loss to the 1997 Directors Option holder. The 1997 Directors Option holder's tax basis in such stock for purposes of determining capital gain or loss will be the exercise price paid pursuant to the 1997 Directors Option plus the amount of ordinary income recognized on exercise of the 1997 Directors Option. Any capital gain or loss recognized on a subsequent sale of Common Stock will be a long-term gain or loss if the sale occurs more than one year after the date of exercise and a short-term capital gain or loss if the sale occurs one year or less after the date of exercise.

     The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that the holder of any option recognizes ordinary income, to the extent that such income is considered reasonable compensation under the Code.

     New Plan Benefits Table. The following table sets forth the number of options to be granted to the Non-Employee Directors under the 1997 Directors Plan in fiscal year 1997.

               Name and Position               Number of Options
               -----------------               -----------------

               Keith E. Alessi, Director             2,000
               Bruce C. Bruckmann, Director          2,000
               Michael A. Delaney, Director          2,000
               Gregory B. Maffei, Director           2,000
               James A. Urry, Director               2,000

     The Board of Directors recommends that stockholders vote FOR this proposal to approve the 1997 Directors Stock Option Plan.

Security Ownership of Certain Beneficial Owners and Directors and Officers

     The following table sets forth certain information with respect to beneficial ownership of Common Stock as of March 14, 1997 by (i) each of the Company's directors and certain of its executive officers, (ii) each person who is known by the Company to own beneficially more than 5% of the Company's common stock and (iii) by all of the Company's directors and executive officers as a group. The Company owns all of the issued and outstanding capital stock of CORT Furniture Rental Corporation (CFR).

                                                               Common Stock(1)
                                                    --------------------------------------
                                                    Number of Shares   Percentage of Class
                                                    ----------------   -------------------
Directors:

     Bruce C. Bruckmann............................     162,739(2)             1.3%
     Paul N. Arnold................................     147,762(2)             1.1%
     Charles M. Egan...............................      35,982(2)              *
     Keith E. Alessi...............................      44,993(2)              *
     Gregory B. Maffei.............................      35,192(2)              *
     James A. Urry.................................      23,737(2)              *
     Michael A. Delaney............................       7,209(2)              *

Certain Executive Officers:

     Lloyd Lenson..................................     103,420(2)              *
     Kenneth W. Hemm...............................      79,516(2)              *
     Steven D. Jobes...............................      55,729(2)              *
     Frances Ann Ziemniak..........................      45,574(2)              *

Five Percent Stockholders:(3)

     Citicorp Venture Capital, Ltd.(4).............   5,778,518               45.2%
       399 Park Avenue, 14th Floor
       New York, New York 10043

     The Kaufmann Fund, Inc........................     900,000                7.0%
       140 East 45th Street, 43rd Floor
       New York, New York 10017

All Directors and Executive Officers as a group
     (16 persons)..................................     859,268(2)             6.5%

----------
 *   Less than 1%.

(1) The Company has two authorized classes of common stock: Common Stock (voting) and Class B Common Stock (nonvoting); however, there are no shares of the Company's Class B Common Stock issued or outstanding.

(2)  Includes  shares  under option of 1,334;  100,756;  20,168;  1,334;  1,667;
     1,334; 1,334; 48,674; 22,617; 52,379; 23,597 for Messrs. Bruckman,  Arnold,
     Egan, Alessi, Maffei, Urry, Delaney, Lenson, Hemm, Jobes and Ms. Ziemniak, respectively, and 367,422 in total for all Directors and Executive Officers as a group.

(3) The Board of Directors and Management are not aware of any other person or entity who holds beneficially more than 5% of the outstanding Common Stock of the Corporation.

(4) CVC is a party to an agreement with the Company, dated March 30, 1993, pursuant to which CVC is required by April 1, 1999 (or such later date as the Small Business Administration may approve) to reduce (by conversion to non-voting stock or other disposition) its ownership of the Company's Common Stock (voting) to a percentage at which CVC will no longer be presumed to have control of the Company under regulations of the Small Business Administration. In general, the presumption of control exists so long as a person holds 20% or more of the issuer's outstanding voting common stock.

Board of Directors

     The Corporation's Board of Directors held five meetings during fiscal year 1996. All of the directors attended more than 75% of the meetings of the Board of Directors and the Committees of the Board of Directors on which they served, except Gregory B. Maffei with respect to the Audit Committee, and Michael A. Delaney with respect to the Board of Directors and Compensation Committee.

     Directors who are not employees of the Company or Citicorp Venture Capital Ltd. ("CVC") receive a monthly payment of $1,000, $500 for attendance at each meeting of the Board of Directors and $500 for attendance at each meeting of a committee of the Board of Directors and are reimbursed for expenses incurred in connection with attendance at meetings of the Board of Directors or committees thereof. In addition, directors not employed by the Company were entitled to receive options for common stock pursuant to the 1995 Directors Stock Option Plan (the "Directors Plan").

     The Company adopted the Directors Plan, which provides for the granting of stock options on a non-discretionary basis to non-employee directors of the Company. An aggregate of 50,000 shares of common stock have been reserved for issuance under the Directors Plan. The Directors Plan provided for automatic grants of an option to purchase shares of common stock to non-employee directors on November 15, 1995 and 1996, which options will become exercisable over time. The option exercise price was equal to 100% of the fair market value of the common stock on the date of grant of the option. Options granted to directors under the Directors Plan will be treated as nonstatutory stock options under the Internal Revenue Code, as amended. The Company granted 10,000 options in 1996 pursuant to the terms of the Directors Plan.

Committees of the Board

     The  standing   Committees  of  the  Board  of  Directors  are  the  Audit,
Compensation and Directors Stock Option Committees.

     The Audit Committee recommends the independent accountants to conduct the annual audit of the books and accounts of the Corporation, and reviews the adequacy of the Corporation's financial reporting, accounting systems and controls. The Audit Committee also evaluates the Corporation's internal and external auditing procedures. During fiscal year 1996, the Audit Committee, which currently consists of Messrs. Alessi, Chairman; Bruckmann, and Maffei, held two meetings.

     The Compensation Committee reviews and approves salary and other compensation of officers and administers certain benefit plans. The Compensation Committee also has the authority to administer, grant and award stock options under the Corporation's stock option plans. The Committee held four meetings during fiscal year 1996. Current members of the Committee are Messrs. Urry, Chairman; Bruckmann, and Delaney.

     The Directors Stock Option Committee administers the Directors Plan. The Committee held no meetings during fiscal year 1996. Current members of the committee are Messrs. Arnold and Egan.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

     Role of Committee. The Compensation Committee of the Board of Directors (the "Committee") establishes, oversees and directs executive compensation policies of the Company and administers the Company's stock option plans. The Committee seeks to align executive compensation with Company objectives and strategies, management programs, business financial performance and enhanced stockholder value. The Committee consists of independent outside directors, none of whom is or was an officer or employee of the Company or CFR.

     The Committee's objectives include (i) attracting and retaining exceptional individuals as executive officers and (ii) providing key executives with motivation to perform to the full extent of their abilities in an effort to maximize Company performance to deliver enhanced value to the Company's stockholders. The Committee seeks to place a greater percentage of executive officers' compensation at risk, as compared to non-executives, by tying compensation directly to the performance of the business and value of the Common Stock. Executive compensation consists primarily of an annual salary, bonuses linked to the performance of the Company and long-term equity-based compensation.

     Compensation. The annual salaries of the Company's executive officers are set at levels designed to attract and retain exceptional individuals by rewarding them for individual and Company achievements. The Committee reviews the annual salary of each executive officer in relation to such officer's performance and previous salaries and general market and industry conditions or trends and makes appropriate adjustments. In the future, the Committee plans to review executive officers' salaries annually and to adjust such salaries based on each executive officer's past performance, expected future contributions, the scope and nature of responsibilities of, including changes in such responsibilities, and competitive compensation data relating to such executive officer.

     The Committee believes that a portion of the executives' compensation should be tied to the financial results of the Company in order to reward individual performance and overall Company success. Each fiscal year, challenging Company financial performance and individual strategic and operating objectives and targets are established for each officer. Typical targets include earnings, revenue, and return on assets. A portion of the bonus is based upon subjective criteria particular to each officer's individual operating responsibilities. In 1996, the Company and the executive officers exceeded these goals. Accordingly, Messrs. Arnold, Hemm, Jobes and Lenson and Ms. Ziemniak earned bonuses attributable to their respective Company financial performance and individual strategic and operating objectives and targets.

     The Company has employee stock option plans in order to offer key employees the opportunity to acquire an equity interest in the Company, thereby aligning the interests of these employees more closely with the long term interests of stockholders. Awards under these employee stock option plans may be in the form of options, deferred stock, restricted stock or stock appreciation rights. Options, which have a fixed exercise price and vest over a five-year period, were granted to executive officers and other key employees in 1994 and 1995. In late 1995 and 1996, the Company granted options to executive officers which vest over a three-year period and have an exercise price equal to the market value of the Common Stock on the date of grant.

     1996 Chief Executive Officer Compensation. The Committee determined the 1996 compensation of Mr. Arnold, President and Chief Executive Officer, in accordance with the above discussion. In addition, the Committee based Mr. Arnold's bonus on his overall leadership and management of the Company, and his efforts through the acquisition of Evans Rents and the public offering of the Common Stock in July 1996.

     Deductibility of Compensation. Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the deductibility of compensation paid to executive officers of public companies. The Committee believes that all of the compensation awarded to the Company's executive officers will be fully deductible in accordance with this limit.

                                        COMPENSATION COMMITTEE
                                        James A. Urry, Chairman
                                        Bruce C. Bruckmann
                                        Michael A. Delaney

Stockholder Return Performance Graph

     The following graph compares the percentage change in cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Index and the Dow Jones Other Industrial and Commercial Services Index from the initial public offering price on November 17, 1995 to December 31, 1996. Cumulative total return to stockholders is measured by dividing (x) the sum of (i) total dividends for the period (assuming dividend reinvestment) plus (ii) per-share price change for the period by (y) the share price at the beginning of the period. The graph is based on an investment of $100 at the initial public offering price on November 17, 1995 in the Common Stock and in each index.


            [GRAPH INSERTED HERE CONTAINING THE INFORMATION BELOW:]


                                               11/17/95     12/95     12/96
                                               --------     -----     -----
Cort Business Services Corporation ..........    $100        $138      $172

S&P 500 .....................................    $100        $103      $126

Dow Jones and Other Industrial
& Commercial Services .......................    $100        $101      $111

Executive Compensation

     The following table sets forth, for the fiscal years ended December 31, 1994, 1995, and 1996, certain information regarding the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to each of the five most highly compensated executive officers of the Company, in all capacities in which they served:

                           Summary Compensation Table

                                                                                   Long-Term
                                                                                  Compensation
                                                                                  ------------
                                       Annual Compansation                         Securities
Name and                           ---------------------------    Other Annual     Underlying      All Other
Principal Position                 Year     Salary    Bonus(1)   Compensation(2)    Options     Compensation(3)
------------------                 ----     ------    --------   ---------------    -------     ---------------
Paul N. Arnold                     1996    $223,750   $167,813          --            2,850         $11,781
  President & Chief Executive      1995     210,000    145,593          --          128,467           8,983
  Officer                          1994     189,306    113,454          --          101,971           8,279

Kenneth W. Hemm                    1996     132,764     86,363          --            2,850          24,161
  Group Vice President             1995     125,591     74,639          --           67,667          20,836
                                   1994     117,573     69,070          --           53,669          19,477

Steven D. Jobes                    1996     119,287     77,536          --            2,850              --
  Vice President, Marketing,       1995     116,707     68,306          --           35,117              --
  Merchandising, Sales and         1994     109,218     55,937          --           53,669             967
  National Accounts

Lloyd Lenson                       1996     129,988     74,964          --            2,850           5,193
  Group Vice President             1995     125,678     61,852          --           43,167           5,323
                                   1994     118,723     60,701          --           67,086           4,213

Frances Ann Ziemniak(4)            1996     120,400     78,260      $132,153          2,850          15,916
  Vice President of Finance,       1995      88,593     51,676          --           43,430              --
  Chief Financial Officer and
  Assistant Secretary

----------
(1) The amounts shown consist of cash bonuses earned in the fiscal year identified but paid in the subsequent fiscal year.

(2) In 1996, the Company made payments to reimburse moving expenses ($74,820) and to cover applicable taxes on reimbursed moving expenses ($57,333).

(3) The Company maintains an investment and profit-sharing defined contribution retirement plan. All of the Company's employees are eligible to participate after one year of service. The Company makes a matching contribution as a percentage of the employee contributions. The Company may, at its discretion, make additional contributions based on the Company's performance. The amounts shown include both the matching contribution and the Company's discretionary payment on behalf of the named executives in which all of the above, except Ms. Ziemniak, are fully vested. In addition, the amounts shown include the amounts allocated to certain management employees in the defined contribution portion of the CORT Furniture Rental Supplemental Executive Retirement Plan. The Company contributes a fixed dollar amount per plan member with the total contribution allocated among all plan members on the basis of their age and years of service.

(4)  Ms. Ziemniak was hired in March 1995.

Stock Options

Options Granted

     The following table sets forth information regarding stock options granted under the 1995 Stock-Based Incentive Compensation Plan (the "1995 Plan") during the fiscal year 1996 to the named executive officers of the Company:

                              Option Grants in 1996

                                        Individual Grants                             Potential Realizable
                         -----------------------------------------------                Value at Assumed
                          Number of                                                   Annual Rates of Stock
                         Securities    Percent of Total                                Price Appreciation
                         Underlying     Options Granted                                For Option Term(2)
                           Options      to Employees in   Exercise Price  Expiration  ---------------------
Name                     Granted(1)       Fiscal Year      (per share)       Date         5%        10%
----                     ----------    ----------------   --------------  ----------      --        ---
Paul N. Arnold             2,850             2.2%             $20.75       12/18/06    $37,191    $94,250
Kenneth W. Hemm            2,850             2.2%             $20.75       12/18/06     37,191     94,250
Steven D. Jobes            2,850             2.2%             $20.75       12/18/06     37,191     94,250
Lloyd Lenson               2,850             2.2%             $20.75       12/18/06     37,191     94,250
Frances Ann Ziemniak       2,850             2.2%             $20.75       12/18/06     37,191     94,250

----------
(1)  Options under the 1995 Plan are exercisable when vested.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10%, compounded annually from the date the respective options were granted to their expiration date and are not presented to forecast possible future appreciation, if any, in the Common Stock. The potential realizable values shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the options or the sale of the underlying shares. The actual realizable values, if any, on the stock option exercises will depend on the future performance of the Common Stock, the optionee's continued employment through applicable vesting periods and the date on which the options are exercised.

     The following table sets forth information regarding 1996 year-end option values for the named executive officers of the Company:

                     Aggregated 1996 Year-End Option Values

                                                 Number of Securities            Value of Unexercised
                      Shares                    Underlying Unexercised           In-the-Money Options
                     Acquired                 Options at Fiscal Year End          at Fiscal Year End
                        on        Value      ----------------------------    ----------------------------
Name                 Exercise    Realized    Exercisable    Unexercisable    Exercisable    Unexercisable
----                 --------    --------    -----------    -------------    -----------    -------------
Paul N. Arnold          --           --        100,756          79,550        $1,590,472      $661,538
Kenneth W. Hemm       18,084     $195,542       22,617          39,016           449,360       331,932
Steven D. Jobes       15,000      284,868       52,379          22,683           945,812       171,060
Lloyd Lenson            --           --         48,674          22,683           863,602       171,060
Fran Ziemniak           --           --         23,597          22,683           352,663       171,060

Supplemental Executive Retirement Plan

     The CORT Furniture Rental Supplemental Executive Retirement Plan (the "SERP Plan") provides a supplement to the retirement benefits that certain key management employees will receive from the Retirement Plan for Salaried and Sales Employees of Mohasco Corporation (the "Mohasco Plan") and the CORT Furniture Rental Investment Savings and Profit Sharing Retirement Plan (the "401(k) Plan"). The SERP Plan consists of a defined benefit plan and a defined contribution plan.

     Certain key management employees of the Company with at least five years of service (employment) have been selected by the Board of Directors as participants in the defined benefit portion of the SERP Plan. Such officers include Messrs. Arnold, Lenson and Jobes. The defined SERP Plan benefits are a function of service with the Company and Final Average Compensation (average monthly compensation during the 36 consecutive months out of the last 60 months of the participant's employment that produce the highest average). Compensation includes salary, bonuses and 401(k) Plan salary deferrals. Benefits are equal to a targeted percentage as determined by the Board of Directors upon selection of the employee to participate in the SERP Plan--(55% in the case of Mr. Arnold and 50% in the case of Mr. Jobes and Mr. Lenson) of the Final Average Compensation as of the date of the participant's retirement or termination of employment multiplied by the ratio of the participant's actual years of service as of the applicable event to the participant's years of service projected to the participant's Normal Retirement Date (first day of the month after the date the participant attains age 65). The benefits are reduced by (i) the annuity value of Company contributions made on behalf of the participant to the 401(k) Plan and (ii) the annuity benefit, on a single life basis only, payable to the participant under the Mohasco Plan.

     The estimated annual benefits payable upon retirement, expressed as a straight life annuity, before reduction for the 401(k) Plan or the Mohasco Plan, are as follows:

                            TARGETED PERCENTAGE: 55%

                                       Years of Service
                ------------------------------------------------------------
Remuneration       15           20           25           30           35
------------    --------     --------     --------     --------     --------
  $125,000      $ 65,528     $ 65,528     $ 65,528     $ 65,528     $ 65,528
   150,000        78,634       78,634       78,634       78,634       78,634
   175,000        91,739       91,739       91,739       91,739       91,739
   200,000       104,845      104,845      104,845      104,845      104,845
   225,000       117,951      117,951      117,951      117,951      117,951
   250,000       131,056      131,056      131,056      131,056      131,056
   300,000       157,268      157,268      157,268      157,268      157,268
   400,000       209,690      209,690      209,690      209,690      209,690
   450,000       235,901      235,901      235,901      235,901      235,901
   500,000       262,113      262,113      262,113      262,113      262,113

                            TARGETED PERCENTAGE: 50%

                                       Years of Service
                ------------------------------------------------------------
Remuneration       15           20           25           30           35
------------    --------     --------     --------     --------     --------
  $125,000      $ 59,571     $ 59,571     $ 59,571     $ 59,571     $ 59,571
   150,000        71,485       71,485       71,485       71,485       71,485
   175,000        83,399       83,399       83,399       83,399       83,399
   200,000        95,314       95,314       95,314       95,314       95,314
   225,000       107,228      107,228      107,228      107,228      107,228
   250,000       119,142      119,142      119,142      119,142      119,142
   300,000       142,971      142,971      142,971      142,971      142,971
   400,000       190,627      190,627      190,627      190,627      190,627
   450,000       214,456      214,456      214,456      214,456      214,456
   500,000       238,284      238,284      238,284      238,284      238,284

     As of December 31, 1996, Mr. Arnold was credited with 28 years of service, Mr. Jobes with 25 years of service and Mr. Lenson with 18 years of service.

     Other key management employees have been selected by the Board of Directors as participants in the defined contribution portion of the SERP Plan. Such officers include Mr. Hemm and Ms. Ziemniak. Defined contribution benefits are equal to the balance in an executive's SERP Account (the annual contribution credited to such executive's account, adjusted to reflect gains, losses or forfeitures incurred), as of the last day of the month in which the executive is employed.

     A participant in either the defined benefit or defined contribution portion of the SERP Plan whose employment with the Company is terminated without Cause (i.e., other than as a result of willful gross misconduct materially or demonstrably injurious to the Company or willful refusal to perform substantially the duties reasonably assigned to him/her) or who has a substantial reduction in duties and responsibilities or in compensation will vest immediately in his SERP Plan benefit. In addition, such a participant (other than the Chief Executive Officer) will be entitled to receive a lump sum payment equal to the amount of compensation he/she received during the final six or 12 months based on length of service (12 months in the case of Messrs. Arnold, Hemm, Jobes and Lenson and six months in the case of Ms. Ziemniak) prior to such event. The Chief Executive Officer is entitled to a severance payment of twice this amount. Amounts paid by the Company under any employment agreement or other severance arrangement will reduce the severance payment under the SERP Plan. In addition, the Company and Mr. Arnold have agreed that one-half of such severance payment will be paid in a lump sum and the remaining half will be paid in eighteen equal monthly installments commencing one month after the date of his termination. Each participant in the SERP Plan has agreed not to compete with the Company for a period of 18 months following the termination of his/her employment with the Company unless such participant's employment was terminated without Cause.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

     Based solely on review of the copies of the forms furnished to the Company, or written representations that no form was required to be filed, the Company believes that during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and beneficial owners of more than ten percent of the Company's Common Stock were satisfied; except that Victoria Stiles failed to file timely her initial report on Form 3.

Employment Agreements

     The Company has entered into employment agreements with Paul N. Arnold, dated December 27, 1976, as amended on July 24, 1992 and August 18, 1993; Kenneth W. Hemm, dated October 6, 1980; Steven D. Jobes dated August 1, 1984 and Lloyd Lenson, dated April 27, 1987. Each of these agreements provides for a minimum base salary and prohibits the Company from terminating the employee for an initial period of time ranging from one to two years from the date of such agreement. Thereafter, the Company may terminate any of these employees upon two to six months' written notice or payment of two to six months' base salary. However, the Company may terminate any of these employees without regard to the minimum period of employment or the notice of severance payment requirements for certain acts or omissions by such employee. Each of the employees has agreed not to compete with the Company in a specified territory and not to disclose any confidential information for periods ranging from one to two years following termination of his employment with the Company.

Equity Share Agreement

     Pursuant to an Equity Share Agreement dated April 20, 1994 (the "Agreement") entered into in conjunction with the Company's relocation of one of its Group Vice Presidents, the Company loaned such officer, Lloyd Lenson, and his wife Eileen S. Lenson (collectively, "Lenson") the principal amount of $225,000 (the "Loan Amount") to facilitate the purchase of a single family dwelling in California. The Agreement provides that upon the occurrence of the earliest of one of several specified events (a "Termination Event") Lenson will repay the Loan Amount to the Company as adjusted pursuant to the Agreement. Adjustment will be made to reflect the Agreement's grant to the Company of a proportionate interest in any change of value between the total purchase price of the house, as defined in the Agreement, and the fair market value of the house on the date of the Termination Event.

1998 Stockholder Proposals

     In the event that a stockholder desires to have a proposal included in the proxy statement for the 1998 Annual Meeting of the Stockholders, the proposal must be received by the Corporation in writing on or before December 1, 1997, by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Securities and Exchange Commission, the laws of the state of Delaware and the Corporation's By-Laws relating to such inclusion. Stockholder proposals may be mailed to the Corporate Secretary, CORT Business Services Corporation, 4401 Fair Lakes Court, Suite 300, Fairfax, Virginia 22033.

                                 OTHER BUSINESS

     The Board of Directors and Management know of no matters to be presented at the meeting other than those set forth in this proxy statement. However, if any other business is properly brought before the meeting or any adjournment thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.

     By order of the Board of Directors.


                                        FRANCES ANN ZIEMNIAK
                                        Assistant Secretary

                                                                      APPENDIX A



               AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION


     An amendment to the following section of the Company's Restated Certificate of Incorporation is reflected below by printing additions in boldface and deleted material in brackets:

     1. The first sentence of the first paragraph of Article Four of the Restated Certificate of Incorporation of the Company is hereby amended in its entirety to read as follows:

               "The aggregate number of shares of stock which the Corporation shall have authority to issue is 40,000,000 [31,000,000] shares, divided into two (2) classes consisting of: 20,000,000 [15,500,000] shares of Common Stock, par value $.01 per share ("Common Stock") and 20,000,000 [15,500,000] shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock")."

                                                                      APPENDIX B





                              AMENDED AND RESTATED

                       CORT BUSINESS SERVICES CORPORATION

                  1995 STOCK-BASED INCENTIVE COMPENSATION PLAN




                           Date Adopted: July 25, 1995

                           Date Amended: ____ __, 199_

                              AMENDED AND RESTATED

                       CORT BUSINESS SERVICES CORPORATION

                  1995 STOCK-BASED INCENTIVE COMPENSATION PLAN


     1.   Purpose of the Plan
          -------------------

     The purpose of the Plan is to assist the Company, its Subsidiaries and Affiliates in attracting and retaining valued employees by offering them a greater stake in the Company's success and a closer identity with it, and to encourage ownership of the Company's stock by such Employees.

     2.   Definitions
          -----------

          2.1 "Affiliate" means any entity other than the Subsidiaries in which the Company has a substantial direct or indirect equity interest, as determined by the Board.

          2.2 "Award" means an award of Deferred Stock, Restricted Stock, Options or SARs under the Plan.

          2.3 "Board" means the Board of Directors of the Company.

          2.4 "Code" means the Internal Revenue Code of 1986, as amended.

          2.5 "Common Stock" means the Class A Common Stock of the Company, par value $.01 per share, or such other class or kind of shares or other securities resulting from the application of Section 10.

          2.6 "Company" means CORT Business Services Corporation, a Delaware corporation, or any successor corporation.

          2.7 "Committee" means the committee designated by the Board to administer the Plan under Section 4. The Committee shall have at least three members, each of whom shall be a member of the Board, a Non-Employee Director and an Outside Director.

          2.8 "Deferred Stock" means an Award made under Section 6 of the Plan to receive Common Stock at the end of a specified Deferral Period.

          2.9 "Deferral Period" means the period during which the receipt of a Deferred Stock Award under Section 6 of the Plan will be deferred.

          2.10 "Effective  Date" shall have the meaning ascribed to such term in
     Section 11 of the Plan.

          2.11 "Employee" means an officer or other key employee of the Company, a Subsidiary or an Affiliate including a director who is such an employee.

          2.12 "Fair Market Value" means on any given date, the value per share of the Common Stock as determined by the Committee if the Common Stock is not traded in a public market, and, if the Common Stock is traded in a public market, shall be, if the Common Stock is listed on a national securities exchange or included in the NASDAQ Stock Market National Market System, the last reported sale price thereof on such date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on such date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in the customary financial reporting service, as applicable and as the Committee determines.

          2.13 "Grantee" means an Employee to whom an Option is granted.

          2.14  "Holder"  means  a  Grantee  or  a  Permitted   Transferee,   as
     applicable.

          2.15 "Incentive Stock Option" means an Option intended to meet the requirements of an incentive stock option as defined in section 422 of the Code and designated as an Incentive Stock Option.

          2.16 "1934 Act" means the Securities Exchange Act of 1934, as amended.

          2.17 "Non-Employee Director" shall have the meaning given to such term in Rule 16b-3.

          2.18 "Non-Qualified Option" means an Option not intended to be an Incentive Stock Option, and designated as a Non-Qualified Option.

          2.19 "Option"  means any stock option  granted from time to time under
     Section 8 of the Plan.

          2.20 "Outside Director" means a member of the Board who: (i) is not a current employee of the Company, its Subsidiaries or Affiliates; (ii) is not a former employee of the Company, its Subsidiaries or Affiliates who receives during the year compensation for prior services with the Company, its Subsidiaries or Affiliates (other than benefits under a tax-qualified retirement plan); (iii) has not been an officer of the Company, its Subsidiaries or Affiliates; and (iv) does not receive any remuneration from the Company, its Subsidiaries or Affiliates (either directly or indirectly) in any capacity other than as director. The requirements of this Section shall be interpreted and applied in a manner consistent with the requirements of Treasury Regulation ss. 1.162-27(e)(3).

          2.21 "Performance Goals" means a goal that must be met by the end of a period specified by the Committee (but that is substantially uncertain to be met before the grant of the Award) based upon: (i) the price of Common Stock, (ii) the market share of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iii) sales by the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iv) earnings per share of Common Stock, (v) return on shareholder equity of the Company, or (vi) costs of the Company, its Subsidiaries or Affiliates (or any business unit thereof).

          2.22 "Permitted Transferee" means the spouse, parents, siblings, children or grandchildren (in each case, natural or adopted) of a Grantee, any trust for his or her benefit or the benefit of his or her spouse, parents, siblings, children or grandchildren (in each case, natural or adopted), or any corporation or partnership in which the direct and beneficial owner of all of the equity interest in such corporation or partnership is such individual Grantee or Permitted Transferee (or any trust for the benefit of such persons).

          2.23  "Plan"  means  the  CORT  Business  Services   Corporation  1995
     Stock-Based Incentive Compensation Plan herein set forth, as amended from time to time.

          2.24 "Restricted Stock" means Common Stock awarded by the Committee under Section 7 of the Plan.

          2.25 "Restriction Period" means the period during which Restricted Stock awarded under Section 7 of the Plan is subject to forfeiture.

          2.26 "Rule 16b-3" means Rule 16b-3, or any successor thereto, promulgated by the Securities and Exchange Commission under the 1934 Act.

          2.27 "SAR" means a stock appreciation right awarded by the Committee under Section 9 of the Plan.

          2.28 "Retirement" means retirement from the active employment of the Company, a Subsidiary or an Affiliate pursuant to the relevant provisions of the applicable pension plan of such entity or as otherwise determined by the Board.

          2.29 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any subsequent parent of the Company) if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.30 "Ten Percent Stockholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary.

     3.   Eligibility
          -----------

     Any Employee is eligible to receive an Award.

     4.   Administration and Implementation of Plan
          -----------------------------------------

          4.1 The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in selecting the Employees to whom Awards will be granted, in determining the type and amount of Awards to be granted to each such Employee, the terms and conditions of Awards granted under the Plan and the terms of agreements which will be entered into with Holders, so long as such terms, conditions and agreements are not otherwise inconsistent with the Plan.

          4.2 The Committee's powers shall include, but not be limited to, the power to determine whether, to what extent and under what circumstances an Option may be exchanged for cash, Restricted Stock, Deferred Stock or some combination thereof; to determine whether, to what extent and under what circumstances an Award is made and operates on a tandem basis with other Awards made hereunder; to determine whether, to what extent and under what circumstances Common Stock or cash payable with respect to an Award shall be deferred, either automatically or at the election of the Holder (including the power to add deemed earnings to any such deferral); to determine the effect, if any, of a change in control of the Company upon outstanding Awards; and to grant Awards (other than Incentive Stock Options) that are transferable by the Grantee.

          4.3 The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations not inconsistent with the Plan as it shall, from time to time, deem advisable. The Committee shall have the power unilaterally and without approval of a Holder to amend an existing Award in order to carry out the purposes of the Plan so long as such an amendment does not take away any benefit granted to a Holder by the Award and as long as the amended Award comports with the terms of the Plan and Rule 16b-3. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final and binding on Holders.

          4.4 The Committee may condition the grant of any Award or the lapse of any Deferral or Restriction Period (or any combination thereof) upon the Grantee's achievement of a Performance Goal that is established by the Committee before the grant of the Award. The Committee shall have discretion to determine the specific targets with respect to various categories of Performance Goals set forth in the definition thereof. Before granting an Award or permitting the lapse of any Deferral or Restriction Period subject to this Section, the Committee shall certify that an individual has satisfied the applicable Performance Goal.

     5.   Shares of Stock Subject to the Plan
          -----------------------------------

          5.1 Subject to adjustment as provided in Section 10, the total number of shares of Common Stock available for Awards under the Plan shall be 1,210,000 shares.

          5.2 The maximum number of Awards that may be awarded to any Employee shall not exceed 363,000 shares during the term of the Plan (the "Individual Limit"). Subject to Section 5.3 and Section 10, any Award that is cancelled or repriced by the Committee shall count against the Individual Limit. Notwithstanding the foregoing, the Individual Limit may be adjusted to reflect the effect on Awards of any transaction or event described in Section 10.

          5.3 Any shares of Common Stock issued by the Company shall reduce the shares of Common Stock available for Awards under the Plan and shall be counted against the Individual Limit. Any shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares of Common Stock. If any shares of Common Stock subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for Awards under the Plan.

     6.   Deferred Stock
          --------------

     An Award of Deferred Stock is an agreement by the Company to deliver to the Holder a specified number of shares of Common Stock at the end of a specified Deferral Period. Such an Award shall be subject to the following terms and conditions.

          6.1 Deferred Stock Awards shall be evidenced by Deferred Stock agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

          6.2 Upon determination of the number of shares of Deferred Stock to be awarded to a Holder, the Committee shall direct that the same be credited to the Holder's account on the books of the Company but that issuance and delivery of the same shall be deferred until the date or dates provided in
     Section 6.5 hereof.

     Prior to issuance and delivery hereunder the Holder shall have no rights as a stockholder with respect to any shares of Deferred Stock credited to the Holder's account.

          6.3 Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the Holder currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested on such terms as are determined at the time of the Award by the Committee, in its sole discretion, and specified in the Deferred Stock agreement.

          6.4 The Committee may condition the grant of an Award of Deferred Stock or the expiration of the Deferral Period upon the Grantee's achievement of one or more Performance Goal(s) specified in the Deferred Stock agreement. If the Grantee fails to achieve the specified Performance Goal(s), the Committee shall not grant the Deferred Stock Award to the Holder, or the Holder shall forfeit the Award and no Common Stock shall be transferred to him pursuant to the Deferred Stock Award. Dividends paid during the Deferral Period on Deferred Stock subject to a Performance Goal shall be reinvested in additional Deferred Stock and the lapse of the Deferral Period for such Deferred Stock shall be subject to the Performance Goal(s) previously established by the Committee.

          6.5 The Deferred Stock agreement shall specify the duration of the Deferral Period taking into account Grantee's termination of employment on account of death, disability, Retirement or other cause. The Deferral Period may consist of one or more installments. At the end of the Deferral Period or any installment thereof the shares of Deferred Stock applicable to such installment credited to the account of a Holder shall be issued and delivered to the Holder (or, where appropriate, the Holder's legal representative) in accordance with the terms of the Deferred Stock agreement. The Committee may, in its sole discretion, accelerate the delivery of all or any part of a Deferred Stock Award or waive the deferral limitations for all or any part of a Deferred Stock Award.

     7.   Restricted Stock
          ----------------

     An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to the Holder, which shares are subject to forfeiture upon the happening of specified events.

Such an Award shall be subject to the following terms and conditions:

          7.1 Restricted Stock shall be evidenced by Restricted Stock agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

          7.2 Upon determination of the number of shares of Restricted Stock to be granted to the Holder, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Holder with the Holder designated as the registered owner. The certificate(s) representing such shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Holder, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period.

          7.3 During the Restriction Period the Holder shall have the right to receive dividends from and to vote the shares of Restricted Stock.

          7.4 The Committee may condition the grant of an Award of Restricted Stock or the expiration of the Restriction Period upon the Grantee's achievement of one or more Performance Goal(s) specified in the Restricted Stock agreement. If the Grantee fails to achieve the specified Performance Goal(s), the Committee shall not grant the Restricted Stock to the Holder, or the Holder shall forfeit the Award of Restricted Stock and the Common Stock shall be forfeited to the Company.

          7.5 The Restricted Stock agreement shall specify the duration of the Restriction Period and the performance, employment or other conditions (including termination of employment on account of death, disability, Retirement or other cause) under which the Restricted Stock may be forfeited to the Company. At the end of the Restriction Period the restrictions imposed hereunder shall lapse with respect to the number of shares of Restricted Stock as determined by the Committee, and the legend shall be removed and such number of shares delivered to the Holder (or, where appropriate, the Holder's legal representative). The Committee may, in its sole discretion, modify or accelerate the vesting and delivery of shares of Restricted Stock.

     8.   Options
         --------

     Options give an Employee the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed price. Options may be either Incentive Stock Options or Non-Qualified Stock Options. The grant of Options shall be subject to the following terms and conditions:

          8.1 Option Grants: Options shall be evidenced by Option agreements. Such agreements shall be uniform and not inconsistent with the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable.

          8.2 Option Price: The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but, in the case of grants of Incentive Stock Options, shall be not less than the Fair Market Value of a share of Common Stock on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Stockholder, the option price per share shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant. The option price per share for Non-Qualified Options may be less than the Fair Market Value of a share of Common Stock on the date of grant.

          8.3 Term of Options: The Option agreements shall specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall in no event be greater than ten (10) years (five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) and no Option may be exercisable sooner than six months from date of grant.

          8.4 Incentive Stock Options: Each provision of the Plan and each Option agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in section 422 of the Code, and any provisions of the Option agreement thereof that cannot be so construed shall be disregarded. In no event may a Holder be granted an Incentive Stock Option which does not comply with the grant and vesting limitations prescribed by section 422(d) of the Code. Incentive Stock Options may not be granted to employees of Affiliates.

          8.5 Restrictions on Transferability: No Incentive Stock Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Grantee, shall be exercisable only by the Grantee. Upon the death of a Grantee, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Incentive Stock Option only in accordance with this Section 8.

          8.6 Payment of Option Price: The option price of the shares of Common Stock upon the exercise of an Option shall be paid in full in cash at the time of the exercise or, with the consent of the Committee, in whole or in part in Common Stock valued at Fair Market Value on the date of exercise. With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Restricted Stock (based on the fair market value of the Restricted Stock on the date the Option is exercised, as determined by the Committee). In such case the Common Stock to which the Option relates shall be subject to the same forfeiture restrictions originally imposed on the Restricted Stock exchanged therefor.

          8.7 Termination by Death: If a Grantee's employment by the Company, a Subsidiary or Affiliate terminates by reason of death, any Option granted to such Grantee (whether held by such Grantee or a subsequent Holder) may thereafter be exercised (to the extent such Option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant) by, where appropriate, a subsequent Holder, if any, the Holder's transferee or legal representative, for a period of six (6) months from the date of death or until the expiration of the stated term of the Option, whichever period is shorter.

          8.8 Termination by Reason of Retirement or Disability: If a Grantee's employment by the Company, a Subsidiary or Affiliate terminates by reason of disability (as determined by the Committee) or Retirement, any unexercised Option granted to the Grantee (whether held by such Grantee or a subsequent Holder) may thereafter be exercised by the Holder (or, where appropriate, the Holder's transferee or legal representative), to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant, for a period of three (3) months from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is shorter.

          8.9 Other Termination: If a Grantee's employment by the Company, Subsidiary or Affiliate terminates for any reason other than death, disability or Retirement, all unexercised Options awarded to the Grantee (whether held by such Grantee or a subsequent Holder) shall terminate on the date of such termination of employment.

     9.   Stock Appreciation Rights
          -------------------------

     SARs give the Holder the right to receive, upon exercise of the SAR, the increase in the Fair Market Value of a specified number of shares of Common Stock from the date of grant of the SAR to the date of exercise. The grant of SARs shall be subject to the following terms and conditions:

          9.1 SARs are rights to receive a payment in cash, Common Stock, Restricted Stock or Deferred Stock as selected by the Committee. The value of these rights, which are determined by the appreciation in the number of shares of Common Stock subject to the SAR, shall be evidenced by SAR agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable. An SAR may be granted in tandem with all or a portion of a related Option under the Plan ("Tandem SAR"), or may be granted separately ("Freestanding SAR"). A Tandem SAR may be granted either at the time of the grant of the Option or at any time thereafter during the term of the Option and shall be exercisable only to the extent that the related Option is exercisable. In no event shall any SAR be exercisable within the first six
     (6) months of its grant.

          9.2 The base price of a Tandem SAR shall be the option price under the related Option. The base price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock, as determined by the Committee, on the date of grant of the Freestanding SAR.

          9.3 A SAR shall entitle the recipient to receive a payment equal to the excess of the Fair Market Value of the shares of Common Stock covered by the SAR on the date of exercise over the base price of the SAR. Such payment may be in cash, shares of Common Stock, Deferred Stock, Restricted Stock or any combination, as the Committee shall determine. Upon exercise of a Tandem SAR as to some or all of the shares of Common Stock covered by the grant, the related Option shall be cancelled automatically to the extent of the number of shares of Common Stock covered by such exercise, and such shares shall no longer be available for purchase under the Option pursuant to
     Section 8. Conversely, if the related Option is exercised as to some or all of the shares of Common Stock covered by the grant, the related Tandem SAR, if any, shall be cancelled automatically to the extent of the number of shares of Common Stock covered by the Option exercised.

          9.4 SARs shall be subject to the same terms and conditions applicable to Options as stated in sections 8.3, 8.5, 8.7, 8.8, 8.9. SARs shall also be subject to such other terms and conditions not inconsistent with the Plan as shall be determined by the Committee.

     10.  Adjustments upon Changes in Capitalization
          ------------------------------------------

     In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to stockholders other than a cash dividend, the Board shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any adjustments to outstanding Awards as it determines appropriate. No fractional shares of Common Stock shall be issued in connection with an Award hereunder pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this Section shall be paid in cash to the Holder.

     11.  Effective Date, Termination and Amendment
          -----------------------------------------

     The Plan, as amended, shall become effective on May 14, 1997 (the "Effective Date"), subject to stockholder approval. The Plan shall remain in full force and effect until the earlier of ten (10) years from the Effective Date, or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time.

     Termination of the Plan pursuant to this Section 11 shall not affect Awards outstanding under the Plan at the time of termination.

     12.  Transferability
          ---------------

     Except as provided below, Awards may not be pledged, assigned or transferred for any reason during the Holder's lifetime, and any attempt to do so shall be void and the relevant Award shall be forfeited; provided, however that each Non-Incentive Stock Option may be pledged, assigned or transferred (i) during the Grantee's lifetime by the Grantee to a Permitted Transferee, (ii) by a Permitted Transferee to another Permitted Transferee or (iii) as otherwise permitted by the Committee; provided, further, that any such transfer shall comply with all terms and conditions established by the Committee and any term, condition or restriction contained in the agreement entered into with the Holder. Any transferee of the Holder, including, but not limited to any Permitted Transferee, shall, in all cases, be subject to the provisions of the agreement between the Company and the Holder.

     13.  General Provisions
          ------------------

          13.1 Nothing contained in the Plan, or any Award granted pursuant to the Plan, shall confer upon any Employee any right with respect to continuance of employment by the Company, a Subsidiary or Affiliate, nor interfere in any way with the right of the Company, a Subsidiary or Affiliate to terminate the employment of any Employee at any time.

          13.2 For purposes of this Plan, transfer of employment between the Company and its Subsidiaries and Affiliates shall not be deemed termination of employment.

          13.3 Holders shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Award, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan. Such responsibility shall extend to all applicable Federal, state, local or foreign withholding taxes. In the case of the payment of Awards in the form of Common Stock, or the exercise of Options or SARs, the Company shall, at the election of the Holder, have the right to retain the number of shares of Common Stock whose Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes. Agreements evidencing such Awards shall contain appropriate provisions to effect withholding in this manner.

          13.4 Without amending the Plan, Awards may be granted to Employees who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessa or desirable to further the purpose of the Plan.

          13.5 To the extent that Federal laws (such as the 1934 Act, the Code or the Employee Retirement Income Security Act of 1974) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of Delaware and construed accordingly.

          13.6 The Committee may amend any outstanding Awards to the extent it deems appropriate. Such amendment may be made by the Committee without the consent of the Holder, except in the case of amendments adverse to the Holder, in which case the Holder's consent is required to any such amendment.

          13.7 The Plan, as amended and restated in its entirety herein, replaces and supersedes all prior versions of the Plan.

                                                                      APPENDIX C




                       CORT BUSINESS SERVICES CORPORATION
                        1997 DIRECTORS STOCK OPTION PLAN




                                                                        Adopted:

                       CORT BUSINESS SERVICES CORPORATION

                        1997 DIRECTORS STOCK OPTION PLAN

     1.   Purpose of the Plan.
          --------------------

     The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining services of experienced and knowledgeable independent directors of the Company for the benefit of the Company and its stockholders and to provide additional incentives for such independent directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of its common stock.

     2.   Definitions
          -----------

          2.01 "1934 Act" means the Securities Exchange Act of 1934, as amended.

          2.02 "Board" means the Board of Directors of the Company.

          2.03  "Cause"  shall  have the  meaning  given to such term in Section
     7.04.

          2.04 "Code" means the Internal Revenue Code of 1986, as amended.

          2.05 "Committee" means the committee designated by the Board to administer the Plan under Section 5. The Committee shall have at least two members, each of whom shall be a member of the Board and shall not be an Eligible Director.

          2.06 "Common Stock" means the Company's Common Stock, $.01 par value per share, or such other class or kind of shares or other securities resulting from the application of Section 8.

          2.07 "Company" means CORT Business Services Corporation, a Delaware corporation, or any successor corporation.

          2.08 "Eligible Director" means each director of the Company who is not otherwise an employee of the Company or any Subsidiary.

          2.09 "Fair Market Value" means, on any given date, the closing price of actual sales of shares of Common Stock on the principal national securities exchange on which the Common Stock is listed, or if not listed, as reported on the National Association of Securities Dealers Automated Quotation System, on such date or, if the Common Stock was not traded or reported on such date, on the last preceding day on which the Common Stock was traded or reported.

          2.10 "Grant" shall have the meaning given to such term in Section 3 of the Plan.

          2.11 "Grantee" means an Eligible Director to whom an Option is granted.

          2.12 "Holder" means an Eligible Director or a Permitted Transferee, as applicable.

          2.13  "Loan  Exercise"  shall have the  meaning  given to such term in
     Section 5.02.

          2.14 "Mature Common Stock" means Common Stock owned for six (6) months or more, or such other period as the Committee may determine subject to applicable accounting regulations, by the respective Holder.

          2.15 "Option" means a non-qualified stock option granted from time to time under Section 3 of the Plan.

          2.16 "Option Exercise Period" means, with respect to shares of Common Stock related to any Grant, the period commencing when the shares of Common Stock granted pursuant to an Option vest and ending ten years (10) from the date of such Grant.

          2.17 "Permitted Transferee" means the spouse, parents, siblings, children or grandchildren (in each case, natural or adopted) of a Grantee, any trust for his or her benefit or the benefit of his or her spouse, parents, siblings, children or grandchildren (in each case, natural or adopted), or any corporation, limited liability company, partnership or similar entity in which the direct and beneficial owner of all of the equity interest in such corporation, limited liability company, partnership or similar entity is such individual Grantee or Permitted Transferee (or any trust for the benefit of such persons).

          2.18  "Plan"  means  the  CORT  Business  Services   Corporation  1997
     Directors Stock Option Plan herein set forth, as it may be amended from time to time.

          2.19 "Rule 16b-3" means Rule 16b-3, or any successor rule, promulgated by the SEC under the 1934 Act.

          2.20 "SEC" means the Securities and Exchange Commission, or any successor entity.

          2.21 "Share Delivery Exercise" shall have the meaning given to such term in Section 5.02.

          2.22 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any subsequent parent of the Company) if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3.   Eligibility; Grant of Option
          ----------------------------

     An Option to acquire 2,000 shares of Common Stock shall be granted (each a "Grant") to each Eligible Director on the business day immediately following the Company's Annual Meeting of Stockholders for calendar years 1997, 1998, 1999, 2000 and 2001, beginning with the 1997 Annual Meeting, subject to approval of the Plan by the stockholders of the Company.

     4.   Vesting and Forfeitures
          -----------------------

          4.01 A Holder shall become vested as to one-third of the shares of Common Stock covered by the Option awarded under each Grant on the first anniversary of such Grant, as to two-thirds of the shares of Common Stock covered by the Option awarded under each Grant on the second anniversary of such Grant and as to all of the shares of Common Stock related to the Option awarded under each Grant on the third anniversary of such Grant.

          4.02 If a Grantee shall cease being a director of the Company for any reason prior to the date on which any Option awarded hereunder is fully vested, the shares subject to such Option which are not vested shall be forfeited and the Holder shall have no further rights to exercise the Option with respect to such unvested shares.

     5.   Administration and Implementation of Plan
          -----------------------------------------

          5.01 The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in determining such terms and conditions of Options granted under the Plan which are not otherwise inconsistent with the Plan.

          5.02 The Committee's powers shall include, but not be limited to, the power: (a) to establish an arrangement through registered broker-dealers whereby temporary financing may be made available to a Holder by the broker-dealer, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting the Holder in the exercise of an Option; (b) to establish procedures at the Committee's discretion, and if not prohibited by the restrictions in the Company's and its Subsidiaries' financing agreements, for a Holder (i) to have withheld from the total number of shares to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the minimum statutory tax withholding obligation incurred by the Holder upon such exercise, or (ii) to exercise an Option by delivering a number of shares of Mature Common Stock owned by such Holder having a Fair Market Value that shall equal the option exercise price and/or the tax withholding obligation incurred by the Holder upon such exercise (a "Share Delivery Exercise"); and (c) to establish a loan program, or to cause its Subsidiaries to establish a loan program, if not prohibited by the restrictions in the Company's and Subsidiaries' financing agreements, to loan to a Holder who is a director of the Company at the time of exercise an amount sufficient to satisfy the exercise price and/or tax obligation incurred by the Holder upon such exercise and thereafter loan promptly to such Holder such additional amounts sufficient to pay further withholding obligations as may be determined from time to time to be payable as a result of such exercise (a "Loan Exercise"). Any amounts loaned to such Holder shall be evidenced by a promissory note from such Holder having such terms and conditions as are mutually agreed to by the Committee and the Holder; provided, however, that such loan shall bear a market rate of interest and shall not limit the recourse of the lender to any particular assets of the Holder.

          5.03 The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations not inconsistent with the Plan as it shall, from time to time, deem advisable. The Committee shall have the power unilaterally and without approval of a Holder to amend an existing Option in order to carry out the purposes of the Plan so long as such amendment does not take away any benefit granted to a Holder by the Option and as long as the amended Option is not inconsistent with the Plan and Rule 16b-3. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final and binding on Holders.

     6.   Shares of Common Stock Subject to the Plan
          ------------------------------------------

          6.01 Subject to adjustment as provided in Section 8, the total number of shares of Common Stock available for Options under the Plan shall be 50,000 shares of Common Stock.

          6.02 The grant of an Option shall reduce the shares of Common Stock as to which Options may be granted by the number of shares subject to such Option. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares of Common Stock. If any shares subject to any Option granted hereunder are forfeited or such Option otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Option, to the extent of any such forfeiture or termination, shall again be available for grants of Options under the Plan. In the event there are insufficient shares of Common Stock available for Options under the Plan to satisfy all of the Option grants under Section 3 on the same day, such Option grants shall be reduced pro-rata.

     7.   Options
          -------

     Options give an Eligible Director the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed price. The grant of Options shall be subject to the following terms and conditions:

          7.01 Option Grants: Options shall be evidenced by Option award certificates. Such certificates shall be uniform and not inconsistent with the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable.

          7.02 Option Price: The price per share at which Common Stock may be purchased upon exercise of an Option shall be the Fair Market Value of a share of Common Stock on the date of grant.

          7.03 Exercise of Option: Subject to Section 5 of this Plan, each Option granted under this Plan may be exercised in full at one time or in part from time to time only during the Option Exercise Period by the giving of written notice, signed by the Holder, to the Company stating the number of shares of Common Stock with respect to which the Option is being exercised, accompanied by full payment for such shares pursuant to Section
     7.05 hereof.

          7.04 Transfer and Exercise: No Option shall be transferable by the Holder except by will or the laws of descent and distribution; provided, however, that Options may be pledged, assigned or transferred (i) during the Grantee's lifetime by the Grantee to a Permitted Transferee, (ii) by a Permitted Transferee to another Permitted Transferee or (iii) as otherwise permitted by the Committee; provided, further, that any such transfer shall comply with all terms and conditions established by the Committee. In the event of the death, retirement or any other termination of Board service of a Grantee except for removal for Cause, the Option, if (i) the vesting of such Option is accelerated by the Committee in its discretion or (ii) otherwise exercisable by the Holder at the time of such termination, may be exercised upon the earlier of (A) the end of the Option Exercise Period and
     (B) within one (1) year after such termination. In the event of termination for Cause, all previously granted Options shall be of no further force and effect. Termination for "Cause" shall be defined as termination on account of any act of (x) fraud or intentional misrepresentation, or (y) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

          7.05 Payment of Option Price: The Option price of the shares of Common Stock acquired upon the exercise of an Option shall be paid in full in cash at the time of the exercise or, with the consent of the Committee in accordance with Section 5.02, and if not prohibited by the restrictions in the Company's and its Subsidiaries' financing agreements, pursuant to a Share Delivery Exercise.

     8.   Adjustments Upon Changes in Capitalization
          ------------------------------------------

     In the event of a reorganization, recapitalization, stock split, reverse stock split, spin-off, split-off, split up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to stockholders in respect of stock other than a cash dividend, the Committee shall make the adjustments in the number and kind of shares authorized by the Plan and any adjustments to outstanding Options as it determines appropriate. No fractional shares of Common Stock shall be issued upon exercise of an Option pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this section shall be paid in cash to the Holder. If during the term of any Option granted hereunder the Company shall be merged into or consolidated with or otherwise combined with a person or entity, or there is a liquidation of the Company, then at the election of the Committee, the Company may take such other action as the Committee shall determine to be reasonable under the circumstances (and consistent with Rule 16b-3) to permit the Holder to realize the value of such Option, including without limitation paying cash to such Holder equal to the value of the Option or requiring the acquiring corporation to grant options or stock to such Holder having a value equal to the value of the Option.

     9.   Effective Date, Termination and Amendment
          -----------------------------------------

     The Plan shall become effective on May 14, 1997, subject to stockholder approval. The Plan shall remain in full force and effect until the earlier of the tenth anniversary of the date of its adoption by the Board, or the date it is terminated by the Board. The Board shall have the power to amend the Plan or to suspend or terminate the Plan at any time.

     Termination of the Plan pursuant to this Section 9 shall not affect Options outstanding under the Plan at the time of termination.

     10.  General Provisions
          ------------------

          10.01 No Eligible Director shall have any claim or right to be granted an Option hereunder. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Holder any right to continue to be affiliated with the Company, (ii) giving any Holder any equity or interest of any kind in any assets of the Company, or (iii) creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person. No Holder shall have any of the rights of a stockholder with respect to shares of Common Stock covered by an Option until such time as the Option has been exercised and shares have been issued to such person.

          10.02 Holders shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Option, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan. Such responsibility shall extend to all applicable Federal, state, local or foreign withholding taxes. In the case of the exercise of Options, the Company shall, at the election of the Holder, but only with the consent of the Committee, and if not prohibited by the restrictions in the Company's and its Subsidiaries' financing agreements, have the right to satisfy the applicable tax obligation through a Share Delivery Exercise or a Loan Exercise.

          10.03 The Company shall not be obligated to deliver certificates for Common Stock upon the exercise of an Option unless the Holder has made payment in full for such Common Stock required by Sections 7.02 and 7.05 and has arranged for withholding of all taxes required by Section 10.02.

          10.04 Upon exercise of an Option, the Holder shall be required to make such representations and furnish such information as may be reasonably required by the Committee to permit the Company to issue or transfer the shares of Common Stock in compliance with the provisions of applicable Federal or state securities laws. The Company, in its discretion, may postpone the issuance and delivery of shares of Common Stock upon any exercise of an Option until completion of such registration or other qualification of such shares under any Federal or state laws, or stock exchange listing, as the Company may consider appropriate. The Company is not obligated to register or qualify the shares of Common Stock issued pursuant to Options under Federal or state securities laws and may refuse to issue such shares if neither registration nor exemption therefrom is practical. The Board may require that prior to the issuance or transfer of any shares of Common Stock upon exercise of an Option, the recipient enter into a written agreement to comply with any restrictions on subsequent disposition that the Committee deems necessary or advisable under any applicable Federal and state securities laws. Certificates representing the shares of Common Stock issued hereunder may bear a restrictive legend to reflect such restrictions.

          10.05 To the extent that Federal laws (such as the 1934 Act, the Code or the Employee Retirement Income Security Act of 1974, as amended) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware and construed accordingly.

                       CORT BUSINESS SERVICES CORPORATION


The undersigned appoints Maureen C. Thune and Frances Ann Ziemniak, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Cort Business Services Corporation the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders to be held on May 14, 1997, at 2:00 p.m., local time or any and all adjournments or postponements thereof, with all powers the undersigned would have if personally present.


                        (To Be Signed on Reverse Side.)

      Please mark your                                              |
A [X] votes as in this                                              |___
      example

                     FOR        WITHHOLD       Nominees: Keith E. Alessi
1. ELECTION OF                                           Paul N. Arnold
   DIRECTORS         [ ]          [ ]                    Bruce C. Bruckmann
                                                         Michael A. Delaney
(INSTRUCTIONS: To withhold authority to vote for         Charles M. Egan
any individual nominee, print that nominee's name        Gregory B. Maffei
on the space provided below)                             James A. Urry

-------------------------------------------------

                                              FOR     AGAINST     ABSTAIN
2. Ratification of appointment of KPMG
   Peat Marwick LLP as independent
   accountants.                               [ ]       [ ]         [ ]

3. Amendment to the Restated Certificate of
   Incorporation.                             [ ]       [ ]         [ ]

4. Adoption of the Amended and Restated
   1995 Stock-Based Incentive Compensation
   Plan.                                      [ ]       [ ]         [ ]

5. Adoption of the 1997 Directors Stock
   Option Plan.                               [ ]       [ ]         [ ]

6. In his/her discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

This proxy is solicited on behalf of the Board of Directors. This proxy will be voted as directed. In the absence of direction, this proxy will be voted for the seven nominees for election and for proposals 2, 3, 4, and 5.

Stockholders are urged to date, mark, sign and return this proxy promptly in the envelope provided, which requires no postage if mailed within the United States.


SIGNATURE(S):                                       DATE:                 , 1997
             --------------------------------------       ----------------

Note: Please sign as name appears on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please set forth your title.